UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 15, 2008 (August 15, 2008)

Arbor Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
(Address of principal executive offices) (Zip Code)
(516) 832-8002

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Arbor Realty Trust, Inc.
Current Report on Form 8-K
Item 1.01 Entry into a Material Definitive Agreement.
     On August 15, 2008, Arbor Realty Trust, Inc. (the “Company”) entered into an Equity Placement Program Sales Agreement (the “Agreement”) with JMP Securities LLC (the “Agent”). Pursuant to the Agreement, the Company may issue and sell through the Agent shares of its common stock and the Agent agrees to use its commercially reasonable efforts to sell such shares during the term of the Agreement and on the terms set forth therein. The Agreement contains customary representations and warranties, indemnification provisions and closing conditions. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.
     The Agent may engage in transactions with, or perform services for, the Company in the ordinary course of business for which it will receive customary compensation.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit Number

1.1	Equity Placement Program Sales Agreement, dated August 15, 2008, by and between the Company and JMP Securities LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2008	ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio

	Name: Title:	Paul Elenio Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number
1.1	Equity Placement Program Sales Agreement, dated August 15, 2008, by and between the Company and JMP Securities LLC.